SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 15, 2003

                         Watts Water Technologies, Inc.
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               (Exact name of registrant as specified in charter)

         Delaware                    1-11499                  04-2916536
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  (State or other juris-           (Commission               (IRS Employer
 diction of incorporation          File Number)           Identification No.)


 815 Chestnut Street, North Andover, MA                   01845
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(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (978) 688-1811

                             Watts Industries, Inc.
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          (Former name or former address, if changed since last report)

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Item 5. Other Events and Required FD Disclosure

      Consistent with the Registrant's announcement on October 9, 2003 that Watts Industries, Inc. would change its name to Watts Water Technologies, Inc., the name change became effective at 12:01 a.m. on October 15, 2003.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 15, 2003                  WATTS WATER TECHNOLOGIES, INC.

                                          By: /s/ Lester J. Taufen
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                                              Lester J. Taufen
                                              General Counsel